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                                                                   EXHIBIT 10.2

          FIRST MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND
                               SECURITY AGREEMENT

         THIS FIRST MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 24th day of February, 1998, by and among (i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having an office at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) each other person or entity hereafter becoming a "Lender" pursuant to the hereinafter defined Loan Agreement; (iv) NATIONSBANK, N.A., a national banking association (acting in its capacity as Agent for the Lenders), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (v) BTG, INC., a Virginia corporation ("BTG"); BTG TECHNOLOGY SYSTEMS, INC., a Virginia corporation formerly known as BDS, Inc. ("Tech Systems"); DELTA RESEARCH CORPORATION, a Virginia corporation ("Delta"); CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation ("CAI"); and NATIONS, INC., a New Jersey corporation ("Nations"); all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448; and (vi) each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement. Capitalized terms used but not defined herein shall have the meaning attributed to such terms in the Loan Agreement.

                          W I T N E S S E T H  T H A T:

         WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Business Loan and Security Agreement dated October 31, 1997 (as the same may be hereafter amended or modified, the "Loan Agreement"), by and among the Agent, Borrowers, Lenders and Crestar Bank (acting in its capacity as a Lender), the Borrowers obtained a loan (the "Loan") from the Lenders in the aggregate maximum principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), evidenced by three (3) separate Replacement Revolving Promissory Notes (as defined in EXHIBIT A), in the aggregate maximum principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), and secured by, among other things, certain collateral more fully described in
Article III, Section 1 of the Loan Agreement; and

         WHEREAS, the Borrowers have requested that the Agent and Lenders' consent to the extension of a new term loan (the "Term Loan") to the Borrowers by Blue Ridge Investments, L.L.C., a Delaware limited liability company ("Blue Ridge") and Fleet (acting in such capacity, the "Term Loan Lenders"), in the maximum principal amount of Fifteen Million Dollars ($15,000,000), the granting of a second lien security interest in the Borrowers' assets to secure the same, and a modification to the Loan Agreement to provide to the Term Loan Lenders the right to cause advances to be made under the Loan to pay amounts not paid when due under the Term Loan; and

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         WHEREAS, the Lenders have agreed to grant such consent and the
Borrowers have agreed to proceed with the Term Loan, subject to the terms and conditions set forth herein, provided that the Loan Agreement is modified (i) to reduce the Commitment Amount (and in connection therewith, reallocate the reduced Commitment Amount between NationsBank and Fleet), and amend the manner in which the Borrowing Base is calculated; (ii) to delete, add and modify certain definitions; (iii) to modify certain financial covenants; (iv) to provide cross default provisions between the Loan and Term Loan; (v) to modify the Additional Libor Percentage provisions; (vi) to make certain conforming changes to various Exhibits and Schedules; and (vii) to provide for the payment of a modification commitment fee.

         NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.


         2. The Agent and Lenders hereby acknowledge and consent to the Borrowers entering into the Term Loan and granting second lien security interests to secure payment thereof, all in accordance with the terms of the loan agreement and other loan documents executed in connection with the Term Loan. The Agent and Lenders also consent to a sale of the WheelGroup Stock and GTSI Stock, as contemplated by and in accordance with the provisions of Section 17 of Article VI of the Term Loan Agreement.


         3. The definition of "Commitment Amount" set forth in the "Certain Definitions" section of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "COMMITMENT AMOUNT" shall mean (i) during the period from the date of this Modification through March 31, 1998, Ninety-five Million Dollars ($95,000,000.00), (ii) during the period from April 1, 1998 through June 30, 1998, Eighty-five Million Dollars ($85,000,000.00), (iii) during the period from July 1, 1998 through September 30, 1998, Seventy-five Million Dollars ($75,000,000.00), and (iv) from and after October 1, 1998 through the Maturity Date, Sixty Million Dollars ($60,000,000.00)."


         4. The definition of "NATO" set forth in the "Certain Definitions" section of the Loan Agreement is hereby deleted in its entirety.

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         5.    The following definitions of "Calculation Date" , "Quarterly
Period", "Term Loan" and "Term Loan Agreement" are hereby added to the "Certain Definitions" section of the Loan Agreement:


                    ""CALCULATION DATE" shall have the meaning attributed to such term in Section 6 of Exhibit 7 to the Loan Agreement.


                    "QUARTERLY PERIOD" shall have the meaning attributed to such term in Section 6 of Exhibit 7 to the Loan Agreement.


                    "TERM LOAN" shall mean that certain Term Loan in the original principal amount of Fifteen Million and No/100 Dollars ($15,000,000), made by Blue Ridge and Fleet to the Borrowers.


                    "TERM LOAN AGREEMENT" shall mean the Business Loan and Security Agreement executed in connection with the Term Loan.


         6. Section 3(a) of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "(a) Maximum Advances. Notwithstanding any term or provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that in no event whatsoever shall the Lenders be obligated to advance any amount or have Obligations outstanding pursuant hereto which shall exceed the lesser of:

                    1.   The Commitment Amount, or

                    2.   The aggregate of (the "Maximum Borrowing Base"):

                         (i) ninety percent (90%) of the Borrowers' Eligible Borrowing Base Receivables representing amounts due and owing from the Government, which are outstanding less than one hundred twenty-one (121) days from the date of original invoice; plus

                         (ii) eight-five percent (85%) of the Borrowers' Eligible Borrowing Base


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                         Receivables representing amounts due and owing from
                         domestic account debtors (other than the Government), which are outstanding less than ninety-one (91) days from the date of original invoice; plus

                         (iii) the lesser of (x) fifty percent (50%) of the Borrower's Eligible Unbilled Costs; or (y) Ten Million Dollars ($10,000,000);



                    All receivables included in the computation of the Maximum Borrowing Base must be acceptable to the Agent in all respects. Each request for an advance shall be deemed a representation by the Borrowers that any Eligible Borrowing Base Receivable or Eligible Unbilled Cost on which such request is based satisfies the foregoing requirements."


         7.    The following new paragraph 4(c) is hereby added to Section 4 of
Article I of the Loan Agreement:


                    (c) In the event any payment is not made in connection with the Loan when due, or in the event any payment is not made under the Term Loan when due, the Agent and Lender shall have the right, without further approval or authorization of or from the Borrowers (i) to cause an advance to be made under this Agreement and apply the proceeds thereof to amounts due under the Loan; and (ii) upon the request of the agent under the Term Loan Agreement, to cause an advance to be made under this Agreement and disburse the proceeds thereof to the agent under the Term Loan Agreement for application against the Term Loan.


         8. Section 15 of Article VI of the Loan Agreement is hereby modified so that from and after the date of this Modification, the financial covenants referenced therein shall be required to be complied with on March 31, 1998 and thereafter (in accordance with the terms of the specific provisions thereof; i.e., no financial covenants shall be tested prior to March 31, 1998).


         9. Subsection 1(k) of Article IX of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

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                    "(k) If a default shall have occurred under the Term Loan
                    Agreement or any other agreement, document or instrument entered into in connection with the Term Loan, and such default remains uncured beyond the expiration of any applicable notice and/or grace period."


         10. Simultaneously with the effectiveness of the reductions in the Commitment Amount referenced in Section 3 above, the Maximum Loan Amount set forth in the computation section of Exhibit 5 to the Loan Agreement shall be automatically reduced to the applicable Commitment Amount as of the date of the particular computation.


         11. Section 6 of Exhibit 7 to the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "The term Additional Libor Percentage shall mean two and one-quarter percent (2.25%). From and after the first Calculation Date (hereinafter defined), the term Additional Libor Percentage shall mean the percentage which corresponds to the Borrowers' "Leverage Ratio", as set forth below:


                                                                          Additional
                    Leverage Ratio                                     Libor Percentage
                    --------------                                     ----------------
                    greater than or equal to 6.0 to 1.0                       2.25%

                    greater than or equal to 5.0 to 1.0,
                    but less than 6.0 to 1.0                                  2.00%

                    greater than or equal to 4.0 to 1.0,
                    but less than 5.0 to 1.0                                  1.75%

                    less than 4.0 to 1.0                                      1.50%

                    For purposes hereof the Borrowers' "Leverage Ratio" shall mean the ratio of Borrowers' Average Funded Debt to Consolidated EBITDA, as calculated in accordance with
                    Section 15(c) of Article VI of the Loan Agreement. Determinations of the applicable Additional Libor Percentage shall be made quarterly, on or before the first (1st) day of each February, May, August and November throughout the term of

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                    the Loan (the 1st day of each such month being herein
                    referred to as a "Calculation Date"), based on the quarterly financial statements submitted by the Borrowers for the immediately preceding calendar quarter; it being understood and agreed that if any such quarterly financial statements are not submitted as required hereunder, the applicable Additional Libor Percentage for the ensuing Quarterly Period shall be two and one-quarter percent (2.25%). The applicable Additional Libor Percentage so determined shall be effective for any Interest Period which commences on or after the applicable Calculation Date, and such rate shall continue to be the applicable Additional Libor Percentage until the next Calculation Date (each such period of effectiveness being herein referred to as a "Quarterly Period")."


         12. The Lenders and Borrowers hereby acknowledge and confirm that the Replacement Revolving Promissory Note made by the Borrowers and payable to the order of Crestar Bank (the "Crestar Note"), in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00), is being paid and satisfied in full contemporaneously with the execution and delivery of this Modification, and that effective as of the date such promissory note is paid and satisfied in full, the sole remaining Lenders will be NationsBank and Fleet; it being understood that the percentage interests in the Loan and Loan Commitments of NationsBank and Fleet shall be as set forth in Schedule 1 to this Modification. The Borrowers, Agent and Lenders acknowledge and agree that the payment of the Crestar Note shall be accomplished by Fleet and NationsBank advancing additional amounts under the Loan and paying such amounts to Crestar. Fleet and NationsBank shall fund this additional amount in accordance with their relative percentages set forth in Schedule 1 attached hereto, and promptly following payment of the Crestar Note, the Agent shall obtain the original Crestar Note, mark the same paid and satisfied in full, and return the same to BTG.


         13. MODIFICATION COMMITMENT FEE. The Borrowers shall pay to the Agent, for the benefit of the Lenders (on a 50-50 basis), a modification commitment Fee in the maximum amount of One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000), which shall be payable as follows: (a) Seven Hundred Fifty Thousand and No/100 Dollars ($750,000) of the modification commitment fee shall be paid in cash on or before the date of this Modification; the Agent hereby acknowledging that Two Hundred Fifty Thousand and No/100 Dollars ($250,000) of such amount has been previously received by the Agent; and
(b) Fifty Thousand and No/100 Dollars ($50,000) shall be payable on the first day of April, 1998 and on the first day of each calendar month thereafter during which all or any portion of the Term Loan remains outstanding; it being understood that these monthly payments shall cease on the date the Term Loan is paid and

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satisfied in full, and in no event shall the monthly payments required by this clause (b) exceed, in the aggregate, Five Hundred Thousand and No/100 Dollars ($500,000).


         14. Each Borrower hereby acknowledges, agrees, represents and warrants that (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby and by the modification documents expressly referenced herein, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement and the other Loan Documents (as modified hereby and by the other documents expressly referenced herein) are hereby expressly approved, ratified and confirmed; and (v) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.


         15. Concurrent with the execution of this Modification, the Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.


         16. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         17. The Borrowers shall be jointly and severally liable for the payment and performance of all of their obligations hereunder.


         18. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


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         IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.

                                                            BORROWERS:
                                                            ---------

[Corporate Seal]                                            BTG, INC.,
ATTEST:                                                     a Virginia corporation


By:   /s/ MARILYNN D. BERSOFF                               By:      /S/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  President and CEO


[Corporate Seal]                                            BTG TECHNOLOGY SYSTEMS, INC.,
ATTEST:                                                     a Virginia corporation


By: /s/ MARILYNN D. BERSOFF                                 By:      /S/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  President


[Corporate Seal]                                            DELTA RESEARCH CORPORATION,
ATTEST:                                                     a Virginia corporation


By:  /s/ MARILYNN D. BERSOFF                                By:      /S/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  CEO


[Corporate Seal]                                            CONCEPT AUTOMATION, INC. OF
ATTEST:                                                     AMERICA, a Virginia corporation


By:  /s/ MARILYNN D. BERSOFF                                By:     /S/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  CEO

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
Corporate Seal]                                             NATIONS, INC.,
ATTEST:                                                     a New Jersey corporation


By: /s/ MARILYNN D. BERSOFF                                 By:      /S/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  President and CEO


                                                            AGENT:

                                                            NATIONSBANK, N.A., a
                                                            national banking association, acting in its
                                                            capacity as Agent

                                                            By:     /s/ DOUGLAS T. BROWN
                                                                    ---------------------------
                                                            Name:   Douglas T. Brown
                                                            Title:  Vice President


                                                            LENDER(S):
                                                            ---------

                                                            NATIONSBANK, N.A., a
                                                            national banking association


                                                            By:     /s/ DOUGLAS T. BROWN
                                                                    ---------------------------
                                                            Name:   Douglas T. Brown
                                                            Title:  Vice President

                                                            FLEET CAPITAL CORPORATION, a
                                                            Rhode Island corporation


                                                            By:      /s/ STUART SOLOMON
                                                                    ---------------------------
                                                            Name:   Stuart Solomon
                                                            Title:  Senior Vice President

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